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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2003
                                                 ---------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                      1-12107                     31-1469076
--------------               ----------------           ------------------
(State or other              (Commission File              (IRS Employer
jurisdiction of                  Number)                Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)













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Item 7.  Financial Statements and Exhibits.

         (a) and (b)       Not applicable.

         (c)   Exhibits:

Exhibit No.     Description

        99      News Release issued by Abercrombie & Fitch Co. on July 11, 2003

Item 9.  Regulation FD Disclosure.

         On July 11, 2003, Abercrombie & Fitch Co. (the "Company") issued a news release announcing the election of James B. Bachmann and Lauren J. Brisky to the Board of Directors of the Company. A copy of this news release is furnished as
Exhibit 99 and is incorporated herein by reference.

                  [Remainder of page intentionally left blank;
                          signature on following page.]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABERCROMBIE & FITCH CO.


Dated:  July 11, 2003                      By:  /s/ Wesley S. McDonald
                                              -------------------------------
                                              Wesley S. McDonald
                                              Vice President-Chief Financial
                                              Officer


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated July 11, 2003

                             Abercrombie & Fitch Co.

Exhibit No.     Description

   99           News Release issued by Abercrombie & Fitch Co. on July 11, 2003



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